{40400048:1}

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 15, 2012
                                                           -------------

                       CORNERSTONE FINANCIAL CORPORATION
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

NEW JERSEY                           000-53576                 80-0282551
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)             Identification No.)

           6000 MIDLANTIC DRIVE
      MT. LAUREL, NEW JERSEY 08054                          08054
---------------------------------------                     -----
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code (856) 439-0300


[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 3.02.         UNREGISTERED SALES OF EQUITY SECURITIES

         On June 15, 2012, the Registrant sold 140,000 shares of the Registrant's Common Stock (the "Shares") for aggregate consideration of $350,000, or $2.50 per share, in a transaction not registered under the
Securities Act of 1933, as amended (the "Securities Act").   The Shares were
sold to certain members of the Registrant's Board of Directors, and the proceeds will be used to satisfy certain operating cash requirements of the Registrant. There were no underwriting discounts or commissions on the sale. The Shares were issued by the Registrant in reliance upon an exemption from registration under the Securities Act set forth in Section 4(2) of the Securities Act, as transactions not constituting a public offering of securities because the Shares were issued privately without general solicitation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            CORNERSTONE FINANCIAL CORPORATION
                            ---------------------------------
                            (Registrant)

Dated: June 19, 2012        By: /s/    Keith Winchester
                            ----------------------------------------------------
                            Keith Winchester
                            Executive Vice President and Chief Financial Officer